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                                                                    EXHIBIT 99.9

                              EMPLOYMENT AGREEMENT


     This EMPLOYMENT AGREEMENT ("AGREEMENT") is entered into as of November 15, 2006, by and between Radnet Management, Inc. (the "COMPANY"), and Sami Abbasi ("EMPLOYEE").

     In consideration of the mutual covenants and conditions set forth herein, and other good and valuable consideration, the parties hereby agree as follows:

1. EMPLOYMENT. The Company hereby employs Employee in the capacity of Vice Chairman. Employee accepts such employment and agrees to perform such services as are customary to such office and as shall from time to time be assigned to him by the Board of Directors.

2. TERM. Employee's employment hereunder shall commence on November 16, 2006 (the "COMMENCEMENT DATE") and shall continue for six months (the "Initial Term"). Employee's employment will be on a full-time basis requiring the devotion of such amount of his professional time as is necessary for the efficient operation of the business of the Company.

3. COMPENSATION AND BENEFITS.

     3.1 SALARY. For the performance of Employee's duties hereunder, the Company shall pay Employee an annual salary of no less than $500,000, payable (after deducting required withholdings) in accordance with the Company's ordinary payroll practices.

     3.2 BONUS. Employee will be a participant in all Company bonus or incentive compensation plans that are generally available to the Company's corporate officers.

     3.3 BENEFITS. Employee shall be entitled to such medical, disability and life insurance coverage and such vacation, sick leave and holiday benefits, if any, and any other benefits as are made available to the Company's corporate officers, all in accordance with the Company's benefits program in effect from time to time.

     3.4 REIMBURSEMENT OF EXPENSES. Employee shall be entitled to be reimbursed for all reasonable expenses, including but not limited to expenses for travel, meals and entertainment, licenses and associated costs incurred by Employee in connection with and reasonably related to the furtherance of the Company's business; PROVIDED, HOWEVER, that the Company may require as a condition to such reimbursements, that Employee comply with the Company's expense reimbursement policies.


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4. TERMINATION.

     4.1 TERMINATION EVENTS. Employee's employment hereunder will terminate upon the occurrence of any of the following events:

          (a) Employee dies;

          (b) the Board of Directors of the Company, by written notice to Employee or his personal representative, discharges Employee due to Employee's Disability (as defined below);

          As used in this Agreement, the term "DISABILITY" shall mean, Employee is unable to perform the essential functions of his job for the Company, even with reasonable accommodation. The determination of Employee's Disability shall be made (a) by a medical physician selected or agreed to by the Company or (b) upon mutual agreement of the Company and Employee or his personal representative. All costs relating to the determination of whether Employee has incurred a Disability shall be paid by the Company. Employee shall submit to any examination that is reasonably required by an examining physician for purposes of determining whether a Disability exists.

          (c) Employee is discharged by the Board of Directors of the Company for Cause (as defined below):

          As used in this Agreement, the term "CAUSE" shall mean:

               (i) Employee's conviction of (or plea of guilty or nolo contendere to) (A) any felony or (B) any misdemeanor involving fraud or dishonesty in connection with the performance of his duties hereunder or moral turpitude; or

               (ii) the willful and continued failure of Employee for a total of 10 days (which need not be consecutive days) to substantially perform his duties with the Company (other than any such failure resulting from illness or Disability) after a written demand for substantial performance from the Board of Directors of the Company is delivered to Employee, which demand specifically identifies the manner in which it is claimed Employee has not substantially performed his duties, or

               (iii) Employee has willfully engaged in misconduct which has, or can reasonably be expected to have, a direct and material adverse monetary effect on the Company.

               For purposes of this Section, no act or failure to act on Employee's part shall be considered "willful" unless Employee acted in bad faith or without a reasonable belief that Employee's action or omission was in the best interest of the Company.


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               (d) Employee is discharged by the Board of Directors of the
          Company for any reason other than (i) for Cause or Disability, which the Board of Directors may do at any time, or (ii) non-renewal of this Agreement after the Initial Term pursuant to Section 2; or

               (e) Employee voluntarily terminates his employment for any reason.

     4.2 EFFECTS OF TERMINATION. Upon termination of Employee's employment hereunder for any reason, the Company will promptly pay Employee all compensation owed to Employee and unpaid through the effective date of termination (including without limitation salary and Employee's properly documented expense reimbursements).

     4.3 HEALTH BENEFITS. Upon termination of this Agreement, and if Company no longer provides medical insurance coverage for Employee, Company shall provide Employee with up to $1,000 per month to cover the medical insurance benefits described in Section 3.3 of this Agreement until the earlier of November 15, 2008 or the date on which the individual obtains substantially equivalent benefits from another party.

5. GENERAL PROVISIONS.

     5.1 ASSIGNMENT. Employee shall not assign or delegate any of his rights or obligations under this Agreement without the prior written consent of the Company, and any attempted assignment without the Company's consent shall be void AB INITIO. The Company may assign this Agreement to any successor of the Company or any purchaser of all or substantially all of the assets of the Company.

     5.2 ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any and all prior agreements between the parties relating to such subject matter. In the case of any conflict between the terms of this Agreement and any option agreement or similar instrument, the terms of this Agreement shall control.

     5.3 MODIFICATIONS. This Agreement may be changed or modified only by an agreement in writing signed by both parties hereto.

     5.4 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and permitted assigns and Employee and Employee's legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join and be bound by the terms and conditions hereof.

     5.5 GOVERNING LAW. This Agreement is performable in whole or in part in Dallas County, Texas wherein exclusive venue shall lie for any proceeding, claim or controversy, and shall be governed by, and construed in accordance with, the laws of the State of Texas, without giving effect to any conflict-of-laws principles.


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     5.6 SEVERABILITY. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect.

     5.7 FURTHER ASSURANCES. The parties will execute such further instruments and take such further actions as may be reasonably necessary to carry out the intent of this Agreement.

     5.8 NOTICES. Any notices or other communications required or permitted hereunder shall be in writing and shall be deemed received by the recipient when delivered personally or, if mailed, five days after the date of deposit in the United States mail, certified or registered, postage prepaid and addressed, in the case of the Company, to Primedex Health Systems, Inc., 1510 Cotner Avenue, Los Angeles, California 90025, Attention: General Counsel; and in the case of Employee, to the address shown for Employee on the signature page hereof.

     5.9 NO WAIVER. The failure of either party to enforce any provision of this Agreement shall not be construed as a waiver of that provision, nor prevent that party thereafter from enforcing that provision of any other provision of this Agreement.

     5.10 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     5.11 CODE SECTION 409A COMPLIANCE. Notwithstanding any other provisions of this Agreement to the contrary, the parties hereto agree that they will in good faith amend this Agreement in any manner reasonably necessary in order to comply with Code Section 409A, as enacted by the American Jobs Creation Act of 2004, and the parties further understand and agree that any provision in this Agreement that shall violate the requirements of Code Section 409A shall be of no force and effect after such amendment.

     IN WITNESS WHEREOF, the Company and Employee have executed this Agreement, effective as of the day and year first above written.

COMPANY                                      EMPLOYEE

Radnet Management, Inc..


By:__________________________________        ___________________________________
Name: Howard G. Berger, M.D.
Title: Chief Executive Officer               Address: 2200 Ross Avenue
                                                      Dallas, TX  75201


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